                                                                     Exhibit 16




                           PRICEWATERHOUSE COOPERS LLP


January 20, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re: Winthrop California Investors Limited Partnership

Ladies and Gentlemen:

We have read the statements that we understand Winthrop California Investors Limited Partnership will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Very truly yours,



Pricewaterhouse Coopers LLP





                                       3